Events After Balance Sheet Date	9 Months Ended
Sep. 30, 2024
Events After Balance Sheet Date
Events After Balance Sheet Date

22. Events After Balance Sheet Date

On October 22, 2024, the Company consummated an underwritten public offering of 18,000,000 ordinary shares (the “Offering”) at a weighted average issue price of $3.50 per share. In addition, ProQR has granted the underwriters a 30-day option to purchase up to 2,700,000 additional ordinary shares at the public offering price, less underwriting discounts and commissions. The option was exercised on October 31, 2024, resulting in the issuance of 1,940,072 shares. The gross proceeds from the Offering and subsequent exercise of the underwriter’s option, amounted to $69.8 million (€64.6 million) while the transaction costs amounted to approximately €4.1 million, resulting in net proceeds of approximately €60.4 million which were received in October 2024.

Concurrently with the Offering, ProQR has entered into a share purchase agreement with Lilly pursuant to which ProQR agreed to offer and sell, and Lilly agreed to purchase, 3,523,538 ordinary shares at a price per share equal to the public offering price for total gross proceeds of approximately $12.3 million, subject to a purchase price cap of $15.0 million, the consummation of the Offering and the satisfaction of other customary closing conditions. The proceeds of $12.3 million (€11.4 million) from this concurrent private placement were received on October 25, 2024. The ordinary shares purchased in the concurrent private placement are not subject to any underwriting discounts or commissions.